Exhibit 99.2

Q2 2016 Earnings

Earnings Release Supplement:

July 14, 2016

A broadly diversified business across clients, products and geographies

Q2 2016 Long-term Base Fees of $2.370 billion

Long-term Assets Under Management of $4.505 trillion at June 30, 2016

Product Type Client Type StyleRegion

Institutional

30%Active

34%

Equity Equity Active

54% 52% Institutional54%AmericasAmericas

62%63%64%

RetailiShares

34%26%

Fixed Income

Fixed Income 28% Retail 12%iShares

34% 36%

IndexEMEAEMEA

iShares29%29%

Multi-asset 36%40%

iShares

12% 26%

Multi-asset

9% Index

Alternatives 3% Alternatives 8% 10%Asia-Pacific 8%Asia-Pacific 7%

AUM Base Fees AUMBase FeesAUMBase FeesAUMBase Fees

Note: Base Fees and AUM by region data is based on client domicile.

Long-term net flows ($ in billions)

LTM organic asset growth rate (%)   *LTM organic base fee growth rate (%)*

Total Long-Term


4% 4% 5% 5% 4% 4% 4% 3% 3%
8% 6% 6% 7% 6% 6% 6% 4% 2%
$38 $29 $88 $70 $(7) $35 $54 $36 $2
Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016

Retail


13% 11% 11% 11% 10% 10% 7% 4% 1%
$13 $5 $23 $14 $11 $7 $7 $0 ($6)
Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016

iShares


10% 9% 11% 14% 11% 12% 13% 11% 11%
$30 $18 $44 $35 $11 $23 $60 $24 $16
Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016

Institutional


0% 0% 1% 2% 1% 1% (1)% (1)% 0%
$(6) $6 $21 $21 $(29) $5 $(13) $12 $(8)
Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016

Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets.

BLACKROCK®

2

Profitability ($ in millions, except per share data)

Operating Income and Margin, as adjusted Net Income and EPS, as adjusted

$1,200$6.00

44.9%

44.2% 43.6%43.9%$5.21

43.9% $1,100 45.0%$4.89$4.89$4.96$5.00

42.4% 41.6%$4.82$4.75$4.78$5.00

41.2%$1,24841.6%

$1,214 $1,227

$1,154$1,179 $1,000$4.25

$1,133 $1,14340.0%

$1,077$890$4.00

$1,047$900

$837$821$830$838$844

35.0%$801$797

$800$3.00

900

$711

800 30.0% $700

$2.00

700 $600

600 25.0%$1.00

$500

500

400 20.$4000%$0.00

Q2 Q3 Q4Q1Q2Q3Q4Q1Q2Q2Q3Q4Q1Q2Q3Q4Q1Q2

2014 2014 2014201520152015201520162016201420142014201520152015201520162016

Operating Income, as adjusted Operating Margin, as adjustedNet Income, as adjustedEPS, as adjusted

For further information and reconciliations between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (4) in the current earnings release as well as previously filed

Form 10-Ks, 10-Qs and 8-Ks.

Capital management (amounts in millions, except per share data)

Share repurchases and weighted average diluted shares 8.00 Dividends and Payout Ratios

$7.50150%

$7.00

130%

$6.50

109% (1)

$6.00110%

$5.50

171.2 170.8 170.4$5.0081%83% 90%

169.7169.1168.7168.678%76%

167.4166.6$4.5071%70%74%

63%64% (1)70%

$300$4.00

$275$275$275$275$275

$3.5047%48%

$250 $250 $25040%40%44%43%42%50%

$3.0035%

$2.50$2.29$2.2930%

$2.18$2.18$2.18$2.18

$1.93$1.93$1.93

$2.00

10%

$1.50

$1.00

-10%

$0.50

-30%

Q2 Q3 Q4Q1Q2Q3Q4Q1Q2Q2Q3Q4Q1Q2Q3Q4Q1Q2

2014 2014 2014201520152015201520162016201420142014201520152015201520162016

DividendsGAAP Dividend Payout RatioTotal GAAP Payout Ratio

Share Repurchases Weighted average diluted shares

Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. GAAP Dividend Payout Ratio = Dividends declared / GAAP net income.

Total GAAP Payout Ratio = (Dividends declared + share repurchases) / GAAP net income.

(1) GAAP Dividend Payout Ratio and Total GAAP Payout Ratio include the restructuring charge of $76 million.

Major market indices and exchange rates

	Spot			% Change 6/30/2016 vs.		Average			% Change Q2 2016 vs.	
	6/30/2015	3/31/2016	6/30/2016	3/31/2016	6/30/2015	Q2 2015	Q1 2016	Q2 2016	Q1 2016	Q2 2015
Equity Indices:										
Domestic										
S&P 500	2,063	2,060	2,099	2%	2%	2,102	1,952	2,075	6%	(1)%
Global										
MSCI Barra World Index	1,736	1,648	1,653	- %	(5)%	1,780	1,569	1,656	6%	(7)%
MSCI Europe Index	129	114	112	(2)%	(13)%	135	113	114	1%	(16)%
MSCI AC Asia Pacific Index	146	129	129	- %	(12)%	151	123	128	4%	(15)%
MSCI Emerging Markets Index	972	837	834	- %	(14)%	1,016	757	819	8%	(19)%
S&P Global Natural Resources	3,057	2,592	2,768	7%	(9)%	3,216	2,342	2,720	16%	(15)%
Fixed Income Index:										
Barclays U.S. Aggregate Bond Index	1,913	1,984	2,028	2%	6%	1,929	1,956	1,997	2%	4%
Foreign Exchange Rates:										
GBP to USD	1.57	1.44	1.33	(8)%	(15)%	1.53	1.43	1.44	1%	(6)%
EUR to USD	1.11	1.14	1.11	(3)%	- %	1.11	1.10	1.13	3%	2%

Source: Bloomberg

BlackRock
5

Quarterly revenue

Total Revenue

Q2 2016

$2,804 million



83%
2%
1%
1%
5%
3%
5%
Base Fees ex. Securities Lending
Securities Lending
Performance Fees
Aladdin
Other BRS
Distribution Fees
Other Revenue

Percentage Change	Year-over-Year	Sequential
Base Fees ex. SL	(2)%	6%
Securities Lending	3%	2%
Performance Fees	(46)%	118%
Aladdin	13%	4%
Other BRS	(19)%	(13)%
Distribution Fees	(15)%	-%
Other Revenue	(5)%	18%
Total	(3)%	7%

Q2 2016 Compared to Q2 2015



$(101) million
$2,905
$17
$4
$(2)
$(3)
$(6)
$(49)
$(62)
$2,804
Q2 2015
Aladdin
Securities Lending
Distribution fees
Other Revenue
Other BRS
Base Fees ex Sec Lending
Performance Fees
Q2 2016

Q2 2016 Compared to Q1 2016



$180 million
$2,624
$127
$40
$9
$5
$3
$(4)
$2,804
Q1 2016
Base Fees ex Sec Lending
Performance Fees
Other Revenue
Aladdin
Securities Lending
Other BRS
Q2 2016

BLACKROCK®

6

Quarterly investment advisory, administration fees and securities lending revenue

Investment advisory, administration fees and securities lending revenue

Q2 2015: $2,534 million

Q2 2016: $2,489 million

Q1 2016: $2,359 million



7%
3%
18%
12%
3%
5%
29%
15%
8%
8%
5%
16%
11%
3%
7%
26%
17%
7%
8%
4%
17%
12%
3%
6%
26%
17%
7%
Active Equity
iShares Equity
Non-ETF Index Equity
Active Fixed Income
iShares Fixed Income
Non-ETF Index Fixed Income
Multi-Asset
Alternatives
Cash

Q2 2016 Compared to Q2 2015



$(45) million
$2,534
$43
$34
$27
$8
$(3)
$(16)
$(25)
$(41)
$(72)
$2,489
Q2 2015
Cash
iShares FI
Active FI
Alts
Non-ETF FI
Non-ETF EQ
Multi-Asset
Active EQ
iShares EQ
Q2 2016

Q2 2016 Compared to Q1 2016



$130 million
$2,359
$33
$20
$20
$18
$16
$10
$7
$7
$(1)
$2,489
Q1 2016
iShares EQ
iShares FI
Active EQ
Active FI
Cash
Non-ETF EQ
Multi-Asset
Alts
Non-ETF FI
Q2 2016

BLACKROCK®

7

# Quarterly expense

## Expense, as adjusted, by category

**Q2 2016**

**$1,625 million**



60%
7%
1%
12%
19%
1%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expense
General & Administration
Amortization of Intangibles

| *Percentage Change* | Year-over-Year | Sequential |
|---|---|---|
| Employee Comp. & Benefits | (3)% | 3% |
| Distribution & Servicing Costs | 4% | 12% |
| Amort. of Deferred Sales Commissions | (25)% | (10)% |
| Direct Fund Expense | 2% | 4% |
| General & Administrative | 1% | (1)% |
| Amortization of Intangibles | (29)% | - % |
| **Total** | (2)% | 3% |

## Q2 2016 Compared to Q2 2015, as adjusted



$(32) million
$1,657
$(31)
$(10)
$(3)
$4
$4
$4
$1,625
Q2 2015
Comp & Benefits
Amort - Intang Assets
Amort - Def Sales Comm
G&A
Distribution & Servicing
Direct Fund
Q2 2016

## Q2 2016 Compared to Q1 2016, as adjusted



$48 million
$1,577
$(2)
$(1)
$7
$12
$32
$1,625
Q1 2016
G&A
Amort - Def Sales Comm
Direct Fund
Distribution & Servicing
Comp & Benefits
Q2 2016

Expense, as adjusted, includes non-GAAP adjustments related to PNC LTIP funding obligation of $6 million in the second quarter of 2016 and $8 million in both second quarter of 2015 and first quarter of 2016, a restructuring charge of $76 million in the first quarter of 2016, and compensation related to appreciation (depreciation) on certain deferred compensation plans of $2 million in the second quarter of 2015. For further information, see notes (1) through (4) in the current earnings release.

BLACKROCK®

8

Reconciliation between GAAP and as adjusted ($ in millions)

201420152016

Q2 Q3Q4Q1Q2Q3Q4Q1Q2

Operating Income

GAAP $1,122 $1,157$1,144$1,067$1,238$1,222$1,137$963$1,173

Non-GAAP

adjustments 11 5710101056846

As Adjusted $1,133 $1,214$1,154$1,077$1,248$1,227$1,143$1,047$1,179

Nonoperating Income

(Expense)

GAAP $16 $(52)$(60)$16$(41)$(48)$11$(48)$(25)

Non-GAAP

adjustments (36) 446(5)(9)16(10)10(6)

As Adjusted $(20) $(8)$(54)$11$(50)$(32)$1$(38)$(31)

Net Income

GAAP $808 $917$813$822$819$843$861$657$789

Non-GAAP

adjustments 29 (27)88191(60)548

As Adjusted $837 $890$821$830$838$844$801$711$797

Non-GAAP adjustments include amounts related to a restructuring charge, PNC LTIP funding obligation, compensation related to appreciation (depreciation) on certain deferred compensation plans and noncash income tax matters, as applicable.

For further information and reconciliation between GAAP and as adjusted, see notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Important Notes

This presentation, and other statements that BlackRock, Inc. (“BlackRock”) may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission reports and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group, Inc.; (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 9 of this earnings release supplement, our current earnings release dated July 14, 2016, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com.